United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2020
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
(Name of Registrant as Specified In Its Charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 4, 2020, at which 63,250,167 shares of the Company’s common stock were represented in person or by proxy representing approximately 87% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)
At the Annual Meeting, the Company’s stockholders (i) elected the seven directors below to serve on the Company’s board of directors until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (iii) approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the 2020 Proxy Statement. The proposals are described in detail in the Company’s 2020 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)	The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Eckel	47,600,453	3,657,411	11,992,303
Teresa M. Brenner	35,678,972	15,578,892	11,992,303
Michael T. Eckhart	48,145,209	3,112,655	11,992,303
Simone F. Lagomarsino	49,838,853	1,419,011	11,992,303
Charles M. O'Neil	36,468,364	14,789,500	11,992,303
Richard J. Osborne	49,297,265	1,960,599	11,992,303
Steven G. Osgood	48,927,489	2,330,375	11,992,303

(ii)
The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,856,957	3,195,165	198,045	—

(iii)	The voting results with respect to a non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,164,721	4,487,504	605,639	11,992,303

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and General Counsel

Date: June 4, 2020